UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2015

Class IA: $9.83	Class IB: $9.79

Total return at net asset value

					George
			S&P 500		Putnam
			Index	Barclays U.S.	Blended Index
(as of	Class IA	Class IB	(primary	Aggregate	(secondary
12/31/15)	shares*	shares*	benchmark)	Bond Index	benchmark)

1 year	–0.96%	–1.23%	1.38%	0.55%	1.40%

5 years	51.00	49.30	80.75	17.32	54.72
Annualized	8.59	8.35	12.57	3.25	9.12

10 years	42.82	39.34	102.42	55.52	93.22
Annualized	3.63	3.37	7.31	4.51	6.81

Life	98.03	90.26	155.64	143.84	176.31
Annualized	3.94	3.71	5.46	5.17	5.92

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

What characterized the investment environment for the U.S. capital markets during the 12-month reporting period ended December 31, 2015?

U.S. markets started the year strongly, benefiting from the positive momentum coming out of 2014, with low interest rates and negligible inflation supporting solid advances in both the equity and bond markets. The S&P 500 Index, a performance bellwether for the broad U.S. stock market, reached a record-high close in late May. The early part of the period was not without its setbacks, however. The strengthening of the U.S. dollar weighed on the competitiveness of U.S. exporters. Commodity price weakness — notably the precipitous decline in oil prices — dampened the growth of many energy companies, as well as those of businesses supporting the energy industry, even though lower energy prices did have a positive effect on U.S. consumers. Macroeconomic worries surrounding Greece’s debt crisis and, later, the ongoing deceleration of the Chinese economy also proved to be weighty influences on the markets. Turbulence peaked in late August, when the Dow Jones Industrial Average plunged by 1,000 points. Although stocks recovered from their August lows, by the final quarter of 2015, U.S. equities were enduring significant volatility, mainly on the back of deepening concerns about the contracting Chinese economy and the extreme measures the Chinese government was taking to re-stimulate growth. For the period as a whole, amid periods of extreme volatility, the U.S. equity markets ended the year roughly where they began it, with the S&P 500 Index producing a basically flat 1.38% annual return.

The environment for U.S. bonds was no less challenging during the reporting period. After a generally positive start to the period, fixed income markets also experienced broad risk-off sentiment, driven by a variety of concerns. Chief among them was anticipation of the Federal Reserve’s interest-rate hike, which had a significant dampening effect on market sentiment. The Paris terrorist attacks in November also fueled geopolitical anxieties. In mid-December, the much-anticipated Fed rate-hike announcement came in the form of a one-quarter point increase in the federal funds rate, thus ending the Fed’s nearly seven-year zero-interest-rate policy. Although they were not immune, higher-quality bonds faced fewer challenges during the period and generally outperformed lower-quality bonds. For the period as a whole, the Barclays U.S. Aggregate Bond Index managed a scant 0.55% annual return.

How did the VT George Putnam Balanced Fund perform during the 12-month period?

The fund’s class IA shares produced a small negative result, returning –0.96% for the period and underperforming both its primary and secondary benchmarks. This underperformance was mainly attributable to the equity portion of the fund. The fixed-income portion of the fund, which is invested in high-quality issues, modestly underperformed the Barclays U.S. Aggregate Bond Index. For the year overall, only a narrow band of mega-cap stocks performed well, while the average stock underperformed the flat return of the S&P 500 Index by approximately 200 basis points, or 2.00%. Inopportune stock selection — holding stocks that did not perform in line with the benchmark or not holding sufficient positions in stocks that outperformed — was the main factor in the fund’s underperformance during 2015. This was particularly evident in the information technology and consumer discretionary sectors during the period.

What is your outlook for the fund over the next several months?

We believe there may be a couple more years left in the current economic expansion in the United States; accordingly, looking forward into 2016, we think it is plausible that markets could see mid- to high-single-digit earnings growth. We believe this is a realistic and positive view of future earnings growth, and on the basis of this perspective, we think that equities could achieve attractive positive returns.

There are important risks to consider as well. Now that the Fed has embarked on its rate-hike campaign, we believe it is likely that interest rates will continue to rise across different parts of the yield curve, meaning borrowing costs could begin to go up for companies and the recently booming mergers-and-acquisitions cycle could be past its peak. How much of a headwind rising rates become remains to be seen, but we take this as a sign of the maturity of the economic cycle. Given this view, we are slightly more defensively positioned on the equity side.

On the fixed-income side, we are somewhat more optimistic. We think the U.S. economy could grow between 2% and 2.5% during the coming year, and based on this growth estimate, we believe the Fed will continue to raise interest rates. That said, we believe that the Fed will move at a slower pace than in past cycles and that any tightening will depend on the relative health of such factors as employment, inflation, oil prices, and financial market volatility.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The

2 Putnam VT George Putnam Balanced Fund

value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research. He joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.70%	0.95%

Annualized expense ratio for the
six-month period ended 12/31/15†	0.73%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.64	$4.88	$3.72	$4.99

Ending value
(after expenses)	$976.20	$975.10	$1,021.53	$1,020.27

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2016

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/15

COMMON STOCKS (61.9%)*	Shares	Value

Basic materials (2.9%)
Air Products & Chemicals, Inc.	1,340	$174,347

Albemarle Corp.	744	41,671

Alcoa, Inc.	4,062	40,092

Axalta Coating Systems, Ltd. †	5,839	155,609

Axiall Corp.	1,028	15,831

Barrick Gold Corp. (Canada)	1,678	12,384

CF Industries Holdings, Inc.	4,641	189,399

Dow Chemical Co. (The)	8,921	459,253

E.I. du Pont de Nemours & Co.	6,861	456,943

Fortune Brands Home & Security, Inc.	10,053	557,942

Martin Marietta Materials, Inc.	340	46,437

Newmont Mining Corp.	3,354	60,338

Nucor Corp.	1,832	73,830

Packaging Corp. of America	1,703	107,374

PPG Industries, Inc.	2,581	255,054

Praxair, Inc.	1,063	108,851

Sealed Air Corp.	3,605	160,783

Sherwin-Williams Co. (The)	2,272	589,811

Smurfit Kappa Group PLC (Ireland)	2,504	64,090

Steel Dynamics, Inc.	690	12,330

Symrise AG (Germany)	3,497	231,979

		3,814,348
Capital goods (2.8%)
Airbus Group SE (France)	1,628	109,310

Allegion PLC (Ireland)	945	62,294

Bombardier, Inc. Class B (Canada) †	852,451	825,529

Embraer SA ADR (Brazil)	3,813	112,636

General Dynamics Corp.	3,400	467,024

Hubbell, Inc.	651	65,777

Northrop Grumman Corp.	5,852	1,104,916

Raytheon Co.	3,534	440,089

United Technologies Corp.	4,339	416,848

		3,604,423
Communication services (3.0%)
American Tower Corp. R	6,306	611,367

AT&T, Inc.	20,523	706,196

Charter Communications, Inc. Class A †	1,594	291,861

Comcast Corp. Class A	8,606	485,637

DISH Network Corp. Class A †	3,023	172,855

Equinix, Inc. R	515	155,736

Level 3 Communications, Inc. †	10,532	572,520

Liberty Global PLC Ser. C (United Kingdom) †	11,945	486,998

Time Warner Cable, Inc.	2,499	463,789

		3,946,959
Communications equipment (0.7%)
Cisco Systems, Inc.	33,155	900,324

		900,324
Computers (2.7%)
Apple, Inc.	24,800	2,610,448

Castlight Health, Inc. Class B †	26,495	113,134

EMC Corp.	22,075	566,886

HP, Inc.	13,119	155,329

Western Digital Corp.	1,043	62,632

		3,508,429
Conglomerates (0.4%)
Danaher Corp.	4,821	447,774

Tyco International PLC	2,841	90,599

		538,373

COMMON STOCKS (61.9%)* cont.	Shares	Value

Consumer cyclicals (8.1%)
Advance Auto Parts, Inc.	2,175	$327,359

Amazon.com, Inc. †	2,371	1,602,535

Bed Bath & Beyond, Inc. †	742	35,802

Brunswick Corp.	2,169	109,556

CaesarStone Sdot-Yam, Ltd. (Israel) †	4,559	197,587

Criteo SA ADR (France) †	1,365	54,054

Ctrip.com International, Ltd. ADR (China) †	6,158	285,300

Dollar General Corp.	4,904	352,450

Five Below, Inc. †	8,577	275,322

Gap, Inc. (The)	6,804	168,059

GNC Holdings, Inc. Class A	1,520	47,150

Hanesbrands, Inc.	9,152	269,343

Hilton Worldwide Holdings, Inc.	12,860	275,204

Home Depot, Inc. (The)	5,719	756,338

Jarden Corp. †	2,751	157,137

Lions Gate Entertainment Corp.	7,870	254,909

Live Nation Entertainment, Inc. †	25,068	615,921

Marriott International, Inc./MD Class A	3,183	213,388

MasterCard, Inc. Class A	4,530	441,041

Michaels Cos., Inc. (The) †	5,636	124,612

NIKE, Inc. Class B	9,340	583,750

PayPal Holdings, Inc. †	6,496	235,155

Penn National Gaming, Inc. †	13,182	211,176

Priceline Group, Inc. (The) †	382	487,031

PulteGroup, Inc.	5,341	95,177

RE/MAX Holdings, Inc. Class A	7,171	267,478

Rollins, Inc.	6,203	160,658

Tiffany & Co.	3,002	229,023

Time Warner, Inc.	5,556	359,307

TJX Cos., Inc. (The)	4,684	332,142

Vail Resorts, Inc.	786	100,600

Vulcan Materials Co.	371	35,234

Wal-Mart Stores, Inc.	4,333	265,613

Walt Disney Co. (The)	3,878	407,500

Wynn Resorts, Ltd.	2,940	203,419

		10,536,330
Consumer staples (5.8%)
Avon Products, Inc.	33,478	135,586

Blue Buffalo Pet Products, Inc. †	12,648	236,644

Bright Horizons Family Solutions, Inc. †	2,531	169,071

Chipotle Mexican Grill, Inc. †	190	91,172

Costco Wholesale Corp.	2,748	443,802

Coty, Inc. Class A	42,338	1,085,123

CVS Health Corp.	7,004	684,781

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $46,212) (Private) (Germany) † ∆∆ F	6	40,162

Edgewell Personal Care Co.	10,186	798,277

Groupon, Inc. †	6,438	19,765

GrubHub, Inc. †	2,196	53,143

JM Smucker Co. (The)	2,020	249,147

Kraft Heinz Co. (The)	3,960	288,130

Mead Johnson Nutrition Co.	1,384	109,267

Molson Coors Brewing Co. Class B	6,593	619,215

Mondelez International, Inc. Class A	9,853	441,809

Philip Morris International, Inc.	10,491	922,264

Pinnacle Foods, Inc.	2,206	93,667

Restaurant Brands International LP
(Units) (Canada)	19	709

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (61.9%)* cont.	Shares	Value

Consumer staples cont.
Restaurant Brands International, Inc. (Canada)	5,091	$190,200

TreeHouse Foods, Inc. †	1,359	106,627

Walgreens Boots Alliance, Inc.	6,176	525,917

Yum! Brands, Inc.	4,131	301,770

		7,606,248
Electronics (3.4%)
Agilent Technologies, Inc.	8,566	358,144

Analog Devices, Inc.	2,773	153,402

Avago Technologies, Ltd.	2,741	397,856

Cavium, Inc. †	3,594	236,162

Honeywell International, Inc.	4,838	501,072

Intel Corp.	4,267	146,998

L-3 Communications Holdings, Inc.	13,847	1,654,849

Micron Technology, Inc. †	11,984	169,693

ON Semiconductor Corp. †	6,992	68,522

QUALCOMM, Inc.	5,796	289,713

Skyworks Solutions, Inc.	911	69,992

TE Connectivity, Ltd.	4,163	268,971

Texas Instruments, Inc.	3,004	164,649

		4,480,023
Energy (3.9%)
Anadarko Petroleum Corp.	13,395	650,729

Apache Corp.	6,349	282,340

Baker Hughes, Inc.	5,794	267,393

Cabot Oil & Gas Corp.	2,821	49,903

Cenovus Energy, Inc. (Canada)	8,853	111,966

Chevron Corp.	2,033	182,889

Cimarex Energy Co.	606	54,164

Concho Resources, Inc. †	189	17,551

ConocoPhillips	7,103	331,639

CONSOL Energy, Inc.	1,416	11,186

Devon Energy Corp.	3,558	113,856

Diamondback Energy, Inc. †	576	38,534

EOG Resources, Inc.	3,392	240,120

Exxon Mobil Corp.	6,443	502,232

FMC Technologies, Inc. †	2,167	62,865

Frank’s International NV (Netherlands)	1,801	30,059

Genel Energy PLC (United Kingdom) †	37,214	92,240

Gulfport Energy Corp. †	518	12,727

Halliburton Co.	3,293	112,094

Marathon Oil Corp.	8,184	103,037

MPLX LP	2,634	103,595

Occidental Petroleum Corp.	4,524	305,868

Oceaneering International, Inc.	678	25,439

Pioneer Natural Resources Co.	1,632	204,620

Royal Dutch Shell PLC Class A (United Kingdom)	25,099	563,887

Schlumberger, Ltd.	1,890	131,828

Suncor Energy, Inc. (Canada)	15,361	396,314

Weatherford International PLC †	6,423	53,889

		5,052,964
Financials (10.5%)
AllianceBernstein Holding LP	9,743	232,371

American International Group, Inc.	12,682	785,904

Ameriprise Financial, Inc.	2,458	261,580

Assured Guaranty, Ltd.	14,444	381,755

AvalonBay Communities, Inc. R	1,213	223,350

Bank of America Corp.	69,820	1,175,071

Bank of New York Mellon Corp. (The)	14,478	596,783

COMMON STOCKS (61.9%)* cont.	Shares	Value

Financials cont.
Berkshire Hathaway, Inc. Class B †	501	$66,152

Boston Properties, Inc. R	1,636	208,655

Carlyle Group LP (The)	9,983	155,934

CBRE Group, Inc. Class A †	1,309	45,265

Charles Schwab Corp. (The)	23,177	763,219

Citigroup, Inc.	10,750	556,313

E*Trade Financial Corp. †	3,120	92,477

Equity Lifestyle Properties, Inc. R	1,911	127,406

Essex Property Trust, Inc. R	603	144,364

Federal Realty Investment Trust R	645	94,235

Gaming and Leisure Properties, Inc. R	6,657	185,065

General Growth Properties R	6,228	169,464

Genworth Financial, Inc. Class A †	38,870	144,985

Hartford Financial Services Group, Inc. (The)	9,840	427,646

Invesco, Ltd.	6,256	209,451

JPMorgan Chase & Co.	24,110	1,591,983

KKR & Co. LP	21,894	341,327

MetLife, Inc.	1,809	87,212

Oaktree Capital Group, LLC (Units)	1,149	54,830

Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private)) † ∆∆ F	14,867	38,134

Pebblebrook Hotel Trust R	1,316	36,874

Plum Creek Timber Co., Inc. R	1,267	60,461

Prudential PLC (United Kingdom)	18,620	416,863

Public Storage R	591	146,391

Regions Financial Corp.	20,916	200,794

Seritage Growth Properties † R	467	18,783

Simon Property Group, Inc. R	1,197	232,745

U.S. Bancorp	16,148	689,035

Visa, Inc. Class A	11,309	877,013

Vornado Realty Trust R	874	87,365

Wells Fargo & Co.	31,178	1,694,836

		13,622,091
Health care (8.6%)
Abbott Laboratories	2,936	131,856

Aetna, Inc.	1,095	118,391

Allergan PLC †	3,796	1,186,250

AMAG Pharmaceuticals, Inc. †	2,294	69,256

Amgen, Inc.	5,190	842,493

Anthem, Inc.	433	60,378

Becton Dickinson and Co.	1	154

Biogen, Inc. †	1,803	552,349

Boston Scientific Corp. †	11,504	212,134

Bristol-Myers Squibb Co.	11,562	795,350

C.R. Bard, Inc.	1,899	359,747

Cardinal Health, Inc.	3,791	338,423

Celgene Corp. †	6,084	728,620

Cigna Corp.	1,947	284,905

Cooper Cos., Inc. (The)	1,117	149,901

DexCom, Inc. †	865	70,844

Diplomat Pharmacy, Inc. †	2,328	79,664

Edwards Lifesciences Corp. †	3,478	274,692

Eli Lilly & Co.	6,283	529,406

Express Scripts Holding Co. †	2,086	182,337

Gilead Sciences, Inc.	9,642	975,674

Henry Schein, Inc. †	677	107,095

HTG Molecular Diagnostics, Inc. †	867	3,780

Putnam VT George Putnam Balanced Fund 7

COMMON STOCKS (61.9%)* cont.	Shares	Value

Health care cont.
Intuitive Surgical, Inc. †	536	$292,742

Jazz Pharmaceuticals PLC †	696	97,830

Johnson & Johnson	3,913	401,943

McKesson Corp.	450	88,754

Medtronic PLC	2,613	200,992

Merck & Co., Inc.	7,801	412,049

Mylan NV †	5,518	298,358

Perrigo Co. PLC	2,245	324,852

Pfizer, Inc.	15,476	499,565

Press Ganey Holdings, Inc. †	1,523	48,051

Service Corp. International/US	4,324	112,510

St. Jude Medical, Inc.	1,314	81,166

Stryker Corp.	3	279

TESARO, Inc. †	3,009	157,431

Ventas, Inc. R	2,816	158,907

		11,229,128
Semiconductor (0.3%)
Lam Research Corp.	4,086	324,510

		324,510
Software (2.2%)
Activision Blizzard, Inc.	4,193	162,311

Adobe Systems, Inc. †	4,161	390,884

Atlassian Corp PLC Class A (United Kingdom) †	460	13,837

Microsoft Corp.	36,700	2,036,116

Tencent Holdings, Ltd. (China)	7,636	148,963

TubeMogul, Inc. †	5,233	71,169

		2,823,280
Technology services (3.9%)
Alibaba Group Holding, Ltd. ADR (China) †	1,747	141,979

Alphabet, Inc. Class A †	12	9,336

Alphabet, Inc. Class C †	2,927	2,221,242

Computer Sciences Corp.	5,371	175,524

Facebook, Inc. Class A †	12,321	1,289,516

Fidelity National Information Services, Inc.	3,579	216,887

GoDaddy, Inc. Class A †	1,625	52,098

Hewlett Packard Enterprise Co. †	13,119	199,409

salesforce.com, Inc. †	6,427	503,877

Yahoo!, Inc. †	7,097	236,046

		5,045,914
Transportation (0.9%)
American Airlines Group, Inc.	8,473	358,832

Genesee & Wyoming, Inc. Class A †	2,265	121,608

Golar LNG, Ltd. (Norway)	655	10,342

Union Pacific Corp.	9,186	718,345

		1,209,127
Utilities and power (1.8%)
American Electric Power Co., Inc.	2,708	157,795

American Water Works Co., Inc.	2,604	155,589

Calpine Corp. †	19,037	275,465

Edison International	2,022	119,723

Exelon Corp.	13,647	378,977

NextEra Energy Partners LP	2,930	87,461

NextEra Energy, Inc.	3,361	349,174

NRG Energy, Inc.	21,123	248,618

NRG Yield, Inc. Class C	6,874	101,460

PG&E Corp.	5,839	310,576

Sempra Energy	2,118	199,113

		2,383,951

Total common stocks (cost $76,509,740)		$80,626,422

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association
Pass-Through Certificates
3 1/2s, TBA, January 1, 2046	$1,000,000	$1,042,500
3s, TBA, January 1, 2046	1,000,000	1,013,047

		2,055,547
U.S. Government Agency Mortgage Obligations (10.9%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	337,813	377,875
5s, August 1, 2033	131,632	144,795
4 1/2s, December 10, 2045 ##	2,000,000	2,168,594
4 1/2s, TBA, January 1, 2046	4,000,000	4,320,000
4s, with due dates from April 1, 2045
to September 1, 2045	982,999	1,045,166
3 1/2s, TBA, February 1, 2046	2,000,000	2,059,150
3 1/2s, TBA, January 1, 2046	2,000,000	2,062,969
3s, TBA, February 1, 2046	1,000,000	997,773
3s, TBA, January 1, 2046	1,000,000	999,766

		14,176,088
Total U.S. government and agency mortgage
obligations (cost $16,222,006)		$16,231,635

U.S. TREASURY OBLIGATIONS (10.7%)*	Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042	$840,000	$803,545

U.S. Treasury Notes
2s, November 30, 2020	2,880,000	2,909,138
1 3/8s, September 30, 2018	2,280,000	2,287,058
1 1/8s, December 31, 2019	950,000	931,872
0 3/4s, March 31, 2018	3,320,000	3,290,691
0 3/4s, December 31, 2017	1,720,000	1,708,309
0 3/4s, October 31, 2017	2,060,000	2,048,895

Total U.S. treasury obligations (cost $14,008,915)		$13,979,508

CORPORATE BONDS AND NOTES (15.1%)*	Principal amount	Value

Basic materials (0.8%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036
(Canada)	$45,000	$54,065

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s,
2019 (France)	60,000	56,775

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	42,000	36,658

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	53,000	46,768

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	12,413

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	28,102

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	35,000	33,876

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	16,424

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	174,972

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6s, 2041
(Canada)	5,000	3,506

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	81,000	58,660

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4s, 2025	54,000	37,530

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 2 7/8s, 2020	35,000	27,300

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. sr. unsec. notes 8.7s, 2038	$10,000	$12,863

MeadWestvaco Corp. company guaranty sr. unsec.
unsub. notes 8.2s, 2030	140,000	181,414

MeadWestvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	10,000	12,339

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	20,160

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,186

Mosaic Co. (The) sr. unsec. unsub. notes 3 3/4s, 2021	30,000	30,364

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	53,788

Westrock (RKT) Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,095

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	82,000	97,579

		1,030,837
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec.
notes 5s, 2023	5,000	5,290

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	104,000	138,065

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4 3/8s, 2035	20,000	20,217

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 3 1/2s, 2025	20,000	20,163

Northrop Grumman Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2026	30,000	39,630

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	158,092

United Technologies Corp. sr. unsec.
unsub. notes 5.7s, 2040	15,000	17,593

		399,050
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	20,000	19,659

American Tower Corp. sr. unsec. notes 3.4s, 2019 R	95,000	97,450

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	12,000	10,987

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	13,000	12,494

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	29,442

CCO Safari II, LLC 144A company
guaranty sr. notes 6.484s, 2045	77,000	77,126

CCO Safari II, LLC 144A company
guaranty sr. notes 4.908s, 2025	38,000	37,963

Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455s, 2022	25,000	34,516

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	33,919

Crown Castle International Corp. sr. unsec.
notes 4 7/8s, 2022 R	10,000	10,363

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	112,247

Koninklijke KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	13,102

NBCUniversal Media, LLC company
guaranty sr. unsec. unsub. notes 6.4s, 2040	55,000	68,535

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	13,625

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	35,000	32,744

SBA Tower Trust 144A sr. notes 5.101s, 2017	175,000	177,443

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	40,000	38,450

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Communication services cont.
TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	$45,000	$60,817

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	200,000	197,500

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	157,249

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 7.045s, 2036 (Spain)	10,000	12,102

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 5.462s, 2021 (Spain)	125,000	139,702

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	2,000	2,279

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522s, 2048	210,000	187,802

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	133,789

Verizon New York, Inc. company
guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	11,000	12,418

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	161,245

		1,884,968
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	25,000	32,329

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2024	135,000	167,063

Autonation, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2025	30,000	30,432

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	92,000	99,688

Bed Bath & Beyond, Inc. sr. unsec.
sub. notes 5.165s, 2044	85,000	71,996

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	127,000	161,886

Dollar General Corp. sr. unsec.
sub. notes 3 1/4s, 2023	80,000	76,186

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	96,018

Expedia, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2026	10,000	9,808

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	34,000	47,187

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	240,338

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	24,446

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.3s, 2025	142,000	137,696

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 3/8s, 2018	25,000	24,750

Grupo Televisa SAB sr. unsec.
unsub. bonds 6 5/8s, 2040 (Mexico)	90,000	93,364

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	123,257

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	53,120

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	23,616

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	28,520

INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	12,000	11,640

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	40,000	44,200

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	$26,000	$29,299

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.7s, 2034	40,000	41,559

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	20,277

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	8,749

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2028	10,000	11,598

McGraw Hill Financial, Inc. company
guaranty sr. unsec. unsub. notes 4.4s, 2026	70,000	71,621

NVR, Inc. sr. unsec. notes 3.95s, 2022	65,000	65,321

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85s, 2023	25,000	25,283

Owens Corning company guaranty sr. unsec.
sub. notes 9s, 2019	94,000	108,946

Priceline Group, Inc. (The) sr. unsec.
notes 3.65s, 2025	16,000	15,572

QVC, Inc. company guaranty sr. notes 4.85s, 2024	50,000	47,854

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	55,000	50,901

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	56,167

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	44,681

Vulcan Materials Co. sr. unsec.
unsub. notes 4 1/2s, 2025	20,000	19,775

		2,215,143
Consumer staples (0.9%)
Anheuser-Busch Cos., Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2018	115,000	122,934

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	36,036

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	139,073

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	151,490	178,595

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	14,219	14,367

Diageo Investment Corp. company
guaranty sr. unsec. notes 8s, 2022	99,000	125,524

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	150,000	182,804

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5 5/8s, 2042	85,000	91,226

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	32,000	32,012

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6 7/8s, 2039	55,000	65,186

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2040	5,000	5,804

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	90,000	97,876

McDonald’s Corp. sr. unsec.
unsub. notes Ser. MTN, 6.3s, 2038	75,000	87,749

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	17,000	17,351

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	24,017

		1,220,554
Energy (0.8%)
DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.7s, 2019	20,000	16,202

EOG Resources, Inc. sr. unsec.
unsub. notes 5 5/8s, 2019	30,000	32,920

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Energy cont.
EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4s, 2024	$70,000	$57,708

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	27,000	16,605

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	6,000	3,780

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	54,606

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	110,000	118,676

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	25,014

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	15,388

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05s, 2041	60,000	35,869

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6.85s, 2115 (Brazil)	35,000	22,138

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2041 (Brazil)	35,000	22,400

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5 3/8s, 2021 (Brazil)	130,000	96,850

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 3 7/8s, 2016 (Brazil)	70,000	69,720

Petroleos Mexicanos 144A company guaranty
sr. unsec. unsub. notes 4 1/2s, 2026 (Mexico)	60,000	53,136

Pride International, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2040	120,000	93,870

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 8s, 2019	110,000	125,125

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	73,871

Tosco Corp. company guaranty sr. unsec.
notes 8 1/8s, 2030	72,000	90,015

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	43,000	28,852

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	42,000	33,298

		1,086,043
Financials (6.3%)
Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	63,883

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	120,000	155,039

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	25,000	24,556

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	75,000	75,938

American Express Co. jr. unsec. sub. FRN Ser. C,
4.9s, perpetual maturity	45,000	42,757

American Express Co. sr. unsec. notes 7s, 2018	16,000	17,744

American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058	114,000	149,910

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	178,530

ARC Properties Operating Partnership LP/Clark
Acquisition, LLC company guaranty sr. unsec.
notes 4.6s, 2024 R	90,000	85,275

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	93,196

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	75,000	76,650

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	67,000	67,335

Barclays Bank PLC 144A unsec. sub. notes 10.179s,
2021 (United Kingdom)	200,000	259,273

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.3s, 2043	98,000	96,151

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Financials cont.
BPCE SA 144A unsec. sub. notes 5.15s, 2024
(France)	$200,000	$201,718

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	110,000	114,452

Capital One Financial Corp. unsec.
sub. notes 4.2s, 2025	80,000	78,988

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	27,000	27,349

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2026	73,000	72,717

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95s, perpetual maturity	64,000	61,600

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s,
perpetual maturity	23,000	22,799

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	40,000	40,700

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands 144A jr. unsec. sub. FRN 11s,
perpetual maturity (Netherlands)	150,000	185,175

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	47,000	56,252

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	125,720

EPR Properties company guaranty sr. unsec.
sub. notes 5 1/4s, 2023 R	50,000	50,949

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	35,000	33,731

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s,
perpetual maturity	29,000	25,919

GE Capital Trust I company guaranty unsec.
sub. FRB 6 3/8s, 2067	215,000	223,466

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	294,138

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3 7/8s, 2025 R	60,000	58,032

Highwood Realty LP sr. unsec. unsub. notes 5.85s,
2017 R	135,000	140,739

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	30,000	28,803

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036
(United Kingdom)	200,000	238,485

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	200,000	217,942

International Lease Finance Corp. sr. unsec.
unsub. notes 6 1/4s, 2019	45,000	48,206

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	110,000	111,980

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	60,000	69,099

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	45,000	51,300

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697s, 2097	100,000	123,431

Lloyds Banking Group PLC 144A unsec.
sub. notes 5.3s, 2045 (United Kingdom)	245,000	248,959

Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8 7/8s, 2039	155,000	225,076

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	150,000	170,483

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	488,000

Mid-America Apartments LP sr. unsec. notes 4.3s,
2023 R	30,000	30,767

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Financials cont.
Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8 1/4s, 2031	$60,000	$77,893

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	35,000	29,838

Nordea Bank AB 144A unsec. sub. notes 4 7/8s,
2021 (Sweden)	200,000	215,834

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7s, 2033	56,000	60,656

Pacific LifeCorp 144A sr. unsec. notes 6s, 2020	30,000	33,371

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	33,000	35,081

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	228,000	227,430

Prudential Financial, Inc. jr. unsec. sub. FRN
5 5/8s, 2043	35,000	35,525

Prudential Financial, Inc. jr. unsec. sub. FRN
5.2s, 2044	137,000	132,548

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	43,438

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	124,771

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8s, perpetual maturity (United Kingdom)	215,000	226,844

Royal Bank of Scotland PLC (The) unsec. sub. FRN
Ser. REGS, 9 1/2s, 2022 (United Kingdom)	190,000	201,782

Santander Issuances SAU 144A company
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	99,999

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	67,668

Standard Chartered PLC 144A jr. unsec. sub. FRB
7.014s, perpetual maturity (United Kingdom)	200,000	214,750

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB 1.512s, 2037	306,000	248,243

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	40,000	49,455

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7 3/4s, 2026	40,000	52,370

UBS AG/Stamford, CT unsec. sub. notes 7 5/8s, 2022	360,000	410,400

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5 7/8s, perpetual maturity	65,000	67,925

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	121,563

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	135,000	134,673

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6 1/2s, 2037	30,000	30,488

		8,195,757
Government (0.5%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	670,776

		670,776
Health care (0.2%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	10,000	9,869

Actavis Funding SCS company guaranty sr. unsec.
notes 4 3/4s, 2045 (Luxembourg)	10,000	9,750

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45s, 2022 (Luxembourg)	5,000	5,005

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	48,000	60,434

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	28,329

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	10,000	9,975

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4 1/2s, 2027 R	20,000	19,000

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	70,000	70,695

Putnam VT George Putnam Balanced Fund 11

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	$17,000	$18,018

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	46,066

		277,141
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	87,000	87,845

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	126,799

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	20,000	22,025

		236,669
Transportation (0.3%)
Aviation Capital Group Corp. 144A sr. unsec.
unsub. notes 7 1/8s, 2020	35,000	40,075

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	92,446

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	45,048

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	6,374	6,549

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	20,595	21,084

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6s, 2111	60,000	62,784

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	83,873	93,728

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3 3/4s, 2026	20,000	20,150

		381,864
Utilities and power (1.6%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.8s, 2035	55,000	60,921

Avangrid, Inc. company guaranty sr. unsec.
unsub. bonds 6 3/4s, 2036 (Spain)	30,000	36,766

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	6,000	6,360

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	17,872

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.2s, 2042	35,000	33,566

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	105,170

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8 3/8s, 2032	75,000	72,570

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	147,409

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 6s, 2114 (France)	100,000	100,453

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	43,141

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	31,501

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	95,515

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	32,457

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	43,972

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	140,000	140,984

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	43,163

Kansas Gas and Electric Co. sr. bonds 5.647s, 2021	27,852	28,026

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.4s, 2044	16,000	12,092

CORPORATE BONDS AND NOTES (15.1%)* cont.	Principal amount	Value

Utilities and power cont.
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3 1/2s, 2021	$40,000	$36,436

Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.05s, 2019	30,000	27,765

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	12,761

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	66,041

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	62,353

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	55,000	67,053

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.8s, 2037	30,000	34,926

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	37,000	37,929

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974s, 2067	99,000	80,438

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9 1/2s, 2019	135,000	161,367

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35s, 2067 (Canada)	180,000	135,900

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	300,000	223,500

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	34,354

		2,032,761

Total corporate bonds and notes (cost $19,110,444)		$19,631,563

MORTGAGE-BACKED SECURITIES (1.6%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.811s, 2049	$74,000	$74,371
FRB Ser. 07-C6, Class A4, 5.710s, 2049	285,000	294,300
Ser. 14-GC21, Class AS, 4.026s, 2047	93,000	96,318

COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.738s, 2047	161,000	161,119
FRB Ser. 14-UBS6, Class C, 4.466s, 2047	68,000	64,142
Ser. 13-CR13, Class AM, 4.449s, 2023	100,000	107,183
Ser. 12-LC4, Class AM, 4.063s, 2044	89,000	93,389

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043	604,821	10,101
FRB Ser. T-56, Class 2, IO, zero %, 2043	531,524	—

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A FRB Ser. 04-2,
Class D, 3.081s, 2032	13,886	12,430

JPMBB Commercial Mortgage Securities Trust FRB
Ser. 14-C25, Class C, 4.449s, 2047	71,000	67,912

JPMorgan Chase Commercial Mortgage Securities
Trust
Ser. 06-LDP8, Class A4, 5.399s, 2045	65,124	65,463
FRB Ser. 13-C10, Class C, 4.156s, 2047	109,000	103,517

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	33,181	34,442
Ser. 98-C4, Class H, 5.6s, 2035	78,630	80,459

Morgan Stanley Bank of America Merrill Lynch
Trust FRB Ser. 13-C11, Class C, 4.561s, 2046	77,000	79,476

Morgan Stanley Capital I Trust FRB Ser. 07-T27,
Class AJ, 5.645s, 2042	55,000	55,160

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.525s, 2045	217,000	229,109

Morgan Stanley Re-REMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	105,302	105,512

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8s, 2038	237,216	59,304

12 Putnam VT George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.6%)* cont.	Principal amount	Value

Wells Fargo Commercial Mortgage Trust
Ser. 12-LC5, Class AS, 3.539s, 2045	$61,000	$62,513

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	24,000	24,175
Ser. 13-C18, Class AS, 4.387s, 2046	150,000	158,862
Ser. 13-UBS1, Class AS, 4.306s, 2046	101,000	106,476

Total mortgage-backed securities (cost $2,208,105)		$2,145,734

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Kinder Morgan, Inc./DE Ser. A, $4.88 cv. pfd. †	1,896	$76,409

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	105

Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,990

Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	4,677

Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	6,784

Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,805

Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	11,488

Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	32,214

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	40,735

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	65,486

Total convertible preferred stocks (cost $262,196)		$243,693

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$41,891

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	75,825

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	44,946

Total municipal bonds and notes (cost $125,191)		$162,662

	Principal amount/
SHORT-TERM INVESTMENTS (9.2%)*	shares	Value

Putnam Short Term Investment Fund 0.33% L	Shares 11,927,885	$11,927,885

U.S. Treasury Bills 0.15%, February 11, 2016	$30,000	29,996

Total short-term investments (cost $11,957,880)		$11,957,881

Total investments (cost $140,404,477)		$144,979,098

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of
foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to
an exemption from, or in a transaction not subject to, the
registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $130,230,481.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $245,580, or 0.2% of net assets.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,301,053 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $3,854,609)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Canadian Dollar	Sell	1/20/16	$693,740	$700,635	$6,895

Citibank, N.A.

	Euro	Sell	3/16/16	224,597	219,781	(4,816)

Credit Suisse International

	British Pound	Sell	3/16/16	882,856	903,128	20,272

Deutsche Bank AG

	British Pound	Sell	3/16/16	665,828	680,970	15,142

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	1/20/16	442,088	462,103	20,015

Putnam VT George Putnam Balanced Fund 13

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $3,854,609) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/20/16	$6,794	$7,102	$308

	Euro	Sell	3/16/16	296,562	280,873	(15,689)

	Israeli Shekel	Sell	1/20/16	252,685	250,637	(2,048)

WestPac Banking Corp.

	Canadian Dollar	Sell	1/20/16	334,331	349,380	15,049

Total						$55,128

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/15 (proceeds receivable	Principal	Settlement
$5,223,438)	amount	date	Value

Federal National Mortgage Association,
4 1/2s, January 1, 2046	$2,000,000	1/13/16	$2,160,000

Federal National Mortgage Association,
3 1/2s, January 1, 2046	2,000,000	1/13/16	2,062,969

Federal National Mortgage Association, 3s,
January 1, 2046	1,000,000	1/13/16	999,765

Total			$5,222,734

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	2,964	$—	7/16/16	(3 month USD-LIBOR-BBA	A basket (JPCMPTMD)	$(31,571)
				plus 0.30%)	of common stocks

Total		$—				$(31,571)

14 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$3,518,279	$296,069	$—

Capital goods	3,495,113	109,310	—

Communication services	3,946,959	—	—

Conglomerates	538,373	—	—

Consumer cyclicals	10,536,330	—	—

Consumer staples	7,566,086	—	40,162

Energy	4,396,837	656,127	—

Financials	13,167,094	416,863	38,134

Health care	11,229,128	—	—

Technology	16,933,517	148,963	—

Transportation	1,209,127	—	—

Utilities and power	2,383,951	—	—

Total common stocks	78,920,794	1,627,332	78,296

Convertible preferred stocks	$76,409	$—	$167,284

Corporate bonds and notes	—	19,631,563	—

Mortgage-backed securities	—	2,086,429	59,305

Municipal bonds and notes	—	162,662	—

U.S. government and agency mortgage obligations	—	16,231,635	—

U.S. treasury obligations	—	13,979,508	—

Short-term investments	11,927,885	29,996	—

Totals by level	$90,925,088	$53,749,125	$304,885

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$55,128	$—

TBA sale commitments	—	(5,222,734)	—

Total return swap contracts	—	(31,571)	—

Totals by level	$—	$(5,199,177)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $128,476,592)	$133,051,213

Affiliated issuers (identified cost $11,927,885) (Notes 1 and 5)	11,927,885

Foreign currency (cost $897) (Note 1)	896

Dividends, interest and other receivables	505,006

Receivable for shares of the fund sold	44

Receivable for investments sold	464,738

Receivable for sales of delayed delivery securities (Note 1)	2,032,635

Unrealized appreciation on forward currency contracts (Note 1)	77,681

Total assets	148,060,098

Liabilities

Payable for investments purchased	526,970

Payable for purchases of delayed delivery securities (Note 1)	11,502,368

Payable for shares of the fund repurchased	225,784

Payable for compensation of Manager (Note 2)	58,461

Payable for custodian fees (Note 2)	19,628

Payable for investor servicing fees (Note 2)	12,939

Payable for Trustee compensation and expenses (Note 2)	99,034

Payable for administrative services (Note 2)	1,003

Payable for distribution fees (Note 2)	13,510

Unrealized depreciation on OTC swap contracts (Note 1)	31,571

Unrealized depreciation on forward currency contracts (Note 1)	22,553

TBA sale commitments, at value (proceeds receivable $5,223,438) (Note 1)	5,222,734

Other accrued expenses	93,062

Total liabilities	17,829,617

Net assets	130,230,481

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$182,951,478

Undistributed net investment income (Note 1)	2,229,906

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(59,549,765)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,598,862

Total — Representing net assets applicable to capital shares outstanding	$130,230,481

Computation of net asset value Class IA

Net assets	$67,397,463

Number of shares outstanding	6,852,959

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.83

Computation of net asset value Class IB

Net assets	$62,833,018

Number of shares outstanding	6,414,881

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.79

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/15

Investment income

Dividends (net of foreign tax of $10,177)	$1,630,716

Interest (including interest income of $13,084 from investments in affiliated issuers) (Note 5)	1,482,787

Total investment income	3,113,503

Expenses

Compensation of Manager (Note 2)	747,184

Investor servicing fees (Note 2)	100,898

Custodian fees (Note 2)	45,048

Trustee compensation and expenses (Note 2)	9,516

Distribution fees (Note 2)	175,624

Administrative services (Note 2)	3,754

Auditing and tax fees	77,581

Other	48,087

Total expenses	1,207,692

Expense reduction (Note 2)	(8,599)

Net expenses	1,199,093

Net investment income	1,914,410

Net realized gain on investments (Notes 1 and 3)	9,463,342

Net realized gain on swap contracts (Note 1)	41,115

Net realized gain on futures contracts (Note 1)	55,661

Net realized gain on foreign currency transactions (Note 1)	540,351

Net realized gain on written options (Notes 1 and 3)	8,144

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(71,785)

Net unrealized depreciation of investments, swap contracts, written options, and TBA sale commitments during the year	(13,091,050)

Net loss on investments	(3,054,222)

Net decrease in net assets resulting from operations	$(1,139,812)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$1,914,410	$2,305,097

Net realized gain on investments and foreign currency transactions	10,108,613	36,106,274

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(13,162,835)	(22,026,978)

Net increase (decrease) in net assets resulting from operations	(1,139,812)	16,384,393

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,500,248)	(1,466,154)

Class IB	(1,246,985)	(1,265,716)

Decrease from capital share transactions (Note 4)	(20,189,940)	(26,578,431)

Total decrease in net assets	(24,076,985)	(12,925,908)

Net assets:

Beginning of year	154,307,466	167,233,374

End of year (including undistributed net investment income of $2,229,906 and $2,460,164, respectively)	$130,230,481	$154,307,466

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$10.12	.15	(.24)	(.09)	(.20)	(.20)	$9.83	(.96)	$67,397.72		1.45	223[e]

12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]

12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]

12/31/12	7.25	.15	.77	.92	(.17)	(.17)	8.00	12.77	82,153.74		1.99	87[f]

12/31/11	7.21	.15	.06	.21	(.17)	(.17)	7.25	2.88	83,017.74		2.07	100[f]

Class IB

12/31/15	$10.08	.12	(.24)	(.12)	(.17)	(.17)	$9.79	(1.23)	$62,833.97		1.20	223[e]

12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]

12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

12/31/12	7.22	.13	.77	.90	(.15)	(.15)	7.97	12.54	91,133.99		1.74	87[f]

12/31/11	7.17	.13	.07	.20	(.15)	(.15)	7.22	2.77	95,989.99		1.82	100[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

December 31, 2011	233

The accompanying notes are an integral part of these financial statements.

18 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Putnam VT George Putnam Balanced Fund 19

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

20 Putnam VT George Putnam Balanced Fund

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $33,801 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $58,983,503 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$25,210,090	N/A	$25,210,090	December 31,2016

33,773,413	N/A	33,773,413	December 31,2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts, from interest-only securities and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $602,565 to increase undistributed net investment income, $329 to decrease paid-in capital and $602,236 to increase accumulated net realized loss.

Putnam VT George Putnam Balanced Fund 21

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,573,969
Unrealized depreciation	(7,564,109)

Net unrealized appreciation	4,009,860
Undistributed ordinary income	2,253,464
Capital loss carryforward	(58,983,503)

Cost for federal income tax purposes	$140,969,238

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $133 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$51,666
Class IB	49,232

Total	$100,898

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $8,599 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $84, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$175,624

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA
commitments (Long-term)	$314,434,393	$334,576,197

U.S. government securities (Long-term)	—	—

Total	$314,434,393	$334,576,197

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

22 Putnam VT George Putnam Balanced Fund

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$12,519	$4,156

Options opened	12,445	4,546

Options exercised	—	—

Options expired	(21,865)	(8,175)

Options closed	(3,099)	(527)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	101,101	$1,026,330	166,348	$1,588,578	110,544	$1,105,702	222,967	$2,132,125

Shares issued in connection with
reinvestment of distributions	147,517	1,500,248	157,821	1,466,154	122,856	1,246,985	136,539	1,265,716

	248,618	2,526,578	324,169	3,054,732	233,400	2,352,687	359,506	3,397,841

Shares repurchased	(1,123,500)	(11,296,083)	(1,577,313)	(15,146,464)	(1,370,002)	(13,773,122)	(1,867,537)	(17,884,540)

Net decrease	(874,882)	$(8,769,505)	(1,253,144)	$(12,091,732)	(1,136,602)	$(11,420,435)	(1,508,031)	$(14,486,699)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$8,747,063	$36,741,352	$33,560,530	$13,084	$11,927,885

Total	$8,747,063	$36,741,352	$33,560,530	$13,084	$11,927,885

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$26,000

Written equity option contracts (contract amount) (Note 3)	$1,000

Futures contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$5,600,000

OTC total return swap contracts (notional)	$310,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Putnam VT George Putnam Balanced Fund 23

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	77,681	Payables	22,553

Equity contracts	Investments, Receivables	—	Payables	31,571

Total		$77,681		$54,124

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$540,104	$—	$540,104

Equity contracts	(30,210)	55,661	—	41,115	66,566

Total	$(30,210)	$55,661	$540,104	$41,115	$606,670

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$(71,765)	$—	$(71,765)

Equity contracts	2,771	—	(46,618)	(43,847)

Total	$2,771	$(71,765)	$(46,618)	$(115,612)

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts* #	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts #	6,895	—	20,272	15,142	20,015	308	15,049	77,681

Total Assets	$6,895	$—	$20,272	$15,142	$20,015	$308	$15,049	$77,681

Liabilities:

OTC Total return swap contracts* #	—	—	—	—	31,571	—	—	$31,571

Forward currency contracts #	—	4,816	—	—	—	17,737	—	22,553

Total Liabilities	$—	$4,816	$—	$—	$31,571	$17,737	$—	$54,124

Total Financial and Derivative Net Assets	$6,895	$(4,816)	$20,272	$15,142	$(11,556)	$(17,429)	$15,049	$23,557

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—

Net amount	$6,895	$(4,816)	$20,272	$15,142	$(11,556)	$(17,429)	$15,049

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

24 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 25

Federal tax information (Unaudited)

The fund designated 51.10% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT George Putnam Balanced Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTAN021 298643 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$68,457	$ —	$9,034	$ —
December 31, 2014	$67,024	$ —	$8,839	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $751,627 and $570,904 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016